Exhibit 10.3

Form of Consulting Service Agreement

Unofficial English Translation

Agreement No.: [                            ]

The Agreement is made and concluded by and between the following Parties in Chengdu, Sichuan.

Party A:

Legal representative:

Address:

Party B:

Legal representative:

Address:

Whereas:

1. Party A is a corporate entity with independent legal person status, which has a demand for consultation and assistance in supply chain financial matchmaking by advising on supply chain receivables.

2. Party B is a professional company which is engaged in consultancy, has excellent consultation service skills, qualifications and management and service platforms and good standing in the industry, and is able to provide consultation services professionally and efficiently.

3. Party A intends to appoint Party B to provide it with consultation services and assist Party A in achieving its purpose, and Party B is willing to be appointed to provide Party A with the consultation services.

In accordance with the provisions of the Contract Law of the People’s Republic of China and other applicable laws and regulations, on the basis of equality, voluntariness, fairness, good faith and mutual benefits, Party A and Party B, upon negotiation, agree to enter into and be bound by the following terms and conditions.

Article I Consultation Request

1. Consulted Project: [ ];

2. Consultation Term: [From ________ to ___________];

3. Consultation Manner: [Including but not limited to: allocating special persons into the appropriate project of Party A for the above-said services, or provide the services for the project designated by Party A by means of seminars, field consultation, instant messaging or otherwise at the request of Party A].

The above are Party A’s basic consultation requests. Party A may attach a separate document of its specification requirements and attach it hereto.

Article II Services Items

Upon a consultation request of Party A, Party B agrees to provide Party A with the following consultation services:

(1) Provide advice on and explain relevant laws, regulations, policies and other issues for Party A;

(2) Understand Party A’s request, help Party A determine suitable manners and channels, and provide designs and proposals/reports to Party A;

(3) Provide Party A with the relevant information about the channels and their details;

(4) Help Party A communicate with the third-party channel relevant requirements, and provide the third-party channel with Party A’s detailed documents;

(5) Help Party A prepare relevant data and file the applications to the third-party channels;

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(6) Help the third-party channel complete investigation, assessment and other activities;

(7) Help Party A discuss, negotiate and communicate with the third-party channel and other parties (if any), and help Party A complete the preparation, modification and conclusion in respect of the consultation services and other documents (if any);

(8) Help Party A achieve the consultation goal; and

(9) Provide other necessary services for Party A in respect of this project being consulted.

Article III Service Fees

1. After Party A obtains the consulted project specified in Article I hereof with the support by Party B, Party A shall, within twenty working days, pay Party B a lump-sum consulting service fee in sum of RMB (in words: ) (including taxes).

4. The designated bank account of Party B for the payment for the consultation services:

Account Name: [ ]

Bank where Account was Opened: [ ]

Account No.: [ ]

5. Party B shall timely send the tax-inclusive invoice to Party A in accordance with the information provided by Party A for invoicing and to other requirements.

6. The payment to be made by Party A to Party B shall be the entire amount payable by Party A for the consultation services provided by Party B. After such payment is made, Party A is not obliged to make additional payment to Party B. Any costs incurred by Party B in performing the Agreement shall be borne by Party B itself.

7. If the demands and conditions of the third-party channel is not acceptable to Party A, Party A shall have the right to reject the third-party service. If the consultation goal is not achieved in such circumstance, Party A is not obliged to pay any amount to Party B and Party A shall not be deemed to be in violation of the Agreement or be liable for any breach of contract.

Article IV Working Mechanism

1. Party A and Party B agree to establish a joint working group, which is responsible for the preparation, investigation and implementation of the consultation plan.

2. Party A will determine the persons who are responsible for contacting and assisting Party B in accordance with the provisions hereof and the consultation schedule. Party B shall appoint professional persons for the services hereunder and maintain sufficient labor resources to ensure that the consultation services are provided smoothly.

Article V Rights and Obligations of Party A

1. Party A’s Rights

(1) Party A shall have the right to be informed of the schedule, plan and timetable concerning the provision of the services by Party B.

(2) Party A shall have the right to be timely informed by Party B of relevant information, advice, schemes and reports.

(3) Party A shall have the right to request Party B to provide the service agreed herein in a timely manner, monitor the provision of the services, and correct any improper performance or default of Party B.

(4) Party A shall have the right to request Party B to keep confidential all information and data provided to it.

(5) The execution of the Agreement by Party A should not restrict Party A’s cooperation with any institution other than Party B.

2. Party A’s Obligations

(1) Party A shall cooperate with Party B at Party B’s request and provide necessary conveniences for Party B to provide the services.

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(2) Party A shall have the obligation to provide Party B with necessary basic documents and information for its performance of the Agreement at the request of Party B and ensure that the documents and information provided are true, accurate and complete.

(3) Party A shall keep confidential of all data and information provided by Party B to Party A.

(4) Party A shall timely pay Party B for the consulting services under the Agreement.

Article VI Rights and Obligations of Party B

1. Party B’s Rights

(1) Party B shall have the right to inquire Party A about and obtain the basic information and data necessary for its performance of the Agreement.

(2) Party B shall have the right to communicate with relevant staff of Party A to facilitate its provision of the services.

2. Party B’s Obligations

(1) Party B shall diligently, responsibly and promptly provide the services in accordance with the provisions of the Agreement, and shall make all reasonable efforts to safeguard Party A's legitimate rights.

(2) Party B warrants not to provide false information, conceal important facts, make misleading statements or maliciously conspire with others to harm the interests of Party A.

(3) Party B warrants to keep confidential of the information and data of Party A obtained in connection with the services during the provision of the services (including but not limited to the operational situation, personal data and trade secrets). Without Party A’s consent, Party B must not disclose to any third party any information or data provided by Party A or otherwise use them improperly.

(4) Party B shall bear any and all costs incurred by third parties for visiting Party A or by Party A in visiting the third parties.

Article VII Representations and Warranties

1. Common Representations and Warranties of the Parties

(1) Both Party A and Party B are legal persons or institutions duly incorporated and validly existing in good standing, has all the rights of an enterprise as a legal person or institution and governmental permission and approval to engage in its current business, and is able to perform the obligations of the Agreement and bear civil liabilities in its own name.

(2) Both Party A and Party B shall have legal power, authority and authorization to execute, deliver and perform the Agreement. The Agreement shall constitute the entire agreement that is valid, binding upon both Parties and enforceable under its terms.

(3) Both Party A and Party B warrant that all the data or information provided by them is true, accurate, complete and free of any false statement, misleading representation or gross omission.

2. Representations and Warranties of Party B

(1) The execution and performance of the Agreement by Party B shall not violate any provision or regulation binding upon Party B and its assets, any agreement with others, or any other document, agreement or undertaking binding upon Party B.

(2) The consulting services to be provided by Party B should comply with relevant laws and regulations, and no service request that violates any law or regulation shall be made to Party A.

(3) The information and data provided by Party B in connection with the services should not violate any law or regulation or infringe any right; otherwise all the risks, liabilities and adverse outcomes should all be borne by Party B.

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Article VIII Confidentiality

1. Both of the Parties hereto shall strictly keep confidential of the terms of the Agreement and any and all data or information received from the other party (hereinafter referred to the “Provider”) during the performance of the Agreement (including but not limited to operational results, personal data and trade secrets, hereinafter referred to as “Confidential Information”). Without prior written consent of the Provider, neither of the Parties may provide, disclose or use any of the Confidential Information to any third party, except to the Provider or for the purpose of the Agreement, unless that:

(1) the disclosure is required in accordance with laws and regulations or by governmental departments, people’s courts, people's procuratorates and other governmental authorities, in which case, prior notice shall be sent to the Provider, the Confidential Information shall be disclosed to the minimum extent, and all reasonable efforts shall be made to make relevant departments keep confidential the Confidential Information disclosed to them;

(2) the disclosure is made to the third parties engaged, including accounting firms, law firms, consultants and other third parties along with their staff during normal course of business, provided that the third parties and their staff must keep confidential of the Confidential Information disclosed to them in connection with the Agreement; or

(3) the disclosed confidential data or information is obtained in legal and public channels.

2. The confidentiality obligation under this clause shall be valid during the term hereof and survive the termination of the Agreement.

Article IX Liability for Breach of Agreement

1. In case of any violation of the obligations, commitments, or warranties hereunder by either Party, it shall constitute a breach of the Agreement.

2. upon occurrence of the foregoing breach, the non-breaching Party shall have the right to demand the breaching Party to correct such breach within thirty days; If the breaching Party fails to cure the breach within the specified time limit, the non-breaching Party shall be entitled to terminate the Agreement. The breaching Party shall compensate the non-breaching Party for the actual losses incurred therefrom.

Article X Force Majeure

1. Force majeure refers to the objective conditions that are unforeseeable, unavoidable and insurmountable during the term hereof, including but not limited to the restrictions by national policies, laws and regulations, earthquakes, typhoons, fires, floods, wars, strikes, riots, hacker attacks or any other disasters caused by social or political unrest which cannot be controllable by either Party and results in either Party’s failure to completely perform the Agreement.

2. Upon the occurrence of the above-mentioned force majeure, either Party may suspend performance of their respective obligations hereunder within the scope of force majeure and the duration thereof. The time of force majeure confirmed by the other Party shall not be included in the time limit for the performance hereof. The term of the Agreement may be extended in accordance with the period of suspension, subject to the mutual agreement between the Parties. Neither party shall be liable for such failure or delay.

3 The Party claiming to be affected by force majeure shall notify the other Party within fifteen working days upon the occurrence of such force majeure event and the notice shall be accompanied with written proof of such force majeure event confirmed by competent authority. The Party affected by force majeure shall mitigate the impact of force majeure as much as possible.

4. In the event of any force majeure, the Parties shall immediately address the problem by negotiation. If such force majeure remains more than ninety days or if the purpose of the Agreement cannot be realized due to force majeure, either Party has the right to terminate the Agreement.

5. In the event of force majeure, both Parties shall perform the duty of care to the funds and materials under their respective control, and shall continue to perform the obligations that are not affected by the force majeure event.

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Article XI Effectiveness, Amendment, Cancellation and Termination of the Agreement

1. The Agreement shall come into force when the legal representatives or authorized representatives of both Parties sign/seal and affix the respective corporate seals/special seals for contract on the Agreement and shall be valid for a period of one year.

2. Unless otherwise agreed herein, the Agreement should terminate under any of the following circumstances:

(1) The Agreement is terminated upon mutual consent of the Parties by negotiation;

(2) The Agreement is terminated due to force majeure provided herein;

(3) The non-breaching Party terminates the Agreement due to the breach by the other Party;

(4) The term of the Agreement comes to an end; or

(5) The Agreement is terminated due to other circumstances as agreed upon by both Parties.

3. The termination caused by the breach of agreement does not affect the right of the non-breaching party to claim its actual damages.

4. Party A has the right to unilaterally terminate the Agreement after signing by giving a 30 days’ prior written notice to Party B if Party A decides not to provide the consultation service hereunder in accordance with the actual situation and needs, which shall not constitute a breach of Agreement or result in any liability for breach.

5. Except as provided by laws and regulations and agreed herein, neither Party may unilaterally terminate the Agreement before the expiration date hereof. Otherwise, it shall be liable for the breach of Agreement.

6. The Agreement may be amended or supplemented upon the mutual consent by the Parties through consultation. Any amendment or supplementation hereto shall be made in writing and shall come into force when the legal representatives or authorized representatives of both Parties sign/seal and stamp respective corporate seals/special seals for contract on the Agreement. The amendment and supplementary agreement shall have the same legal effect as the Agreement.

Article XII Dispute Resolution

Any dispute arising out of the performance hereof or unfinished matter herein shall be settled by the Parties through amicable negotiation. If no agreement can be reached, either Party may file a lawsuit with the people’s court of jurisdiction where Party A is located.

Article XIII Miscellaneous

1. Neither party shall assign or transfer in any form any right hereunder in part or in whole without the prior written consent of the other Party.

2. The Agreement shall not be modified or amended without the written confirmation of both Parties. If any provision hereof is or becomes invalidated or unenforceable, the validity and enforceability of other provisions hereof shall not be affected. And the Parties shall promptly communicate and amend such provision in that case.

3. The Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all written or oral representations, warranties, understandings, letters of intent, Memorandum of Understanding and agreements made by the Parties with respect to the subject matter hereof before the execution of the Agreement.

4. The annex hereto and documents generated during the performance hereof shall be an integral part of the Agreement and have the same legal effect as the Agreement.

5. The Agreement is made in quadruplicate, with each party holding two copies and each copy having the same legal effect.

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(There is no text in this page and it is the signature and seal page of Consultation Service Agreement numbered [ ] )

Party A: (seal)

Legal representative/Authorized representative:

Date:

Party B: (seal)

Legal representative/Authorized representative:

Date:

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